UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 9, 2019
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RRTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 9, 2019, Roadrunner Transportation Systems, Inc. (the “Company”) appointed Patrick J. Unzicker as Executive Vice President and Chief Financial Officer. Mr. Unzicker, age 48, served in various financial leadership positions with Adtalem Global Education (formerly DeVry Education Group), a global educational services provider, from March 2006 to August 2019, including as Senior Vice President, Chief Financial Officer, and Treasurer from June 2016 to August 2019, Vice President, Chief Accounting Officer and Treasurer from March 2015 to June 2016, Vice President, Finance and Chief Accounting Officer from March 2012 to March 2015, and Vice President and Controller from March 2006 to March 2012. From July 2003 to March 2006, Mr. Unzicker served as Vice President - Controller for Whitehall Jewelers, Inc. Mr. Unzicker previously served as Galileo International’s Vice President, Finance from 2001 to 2002 and Senior Manager, Finance from 2000 to 2001. Mr. Unzicker held several accounting positions with Ryerson, Inc. from 1997 to 2000 and began his career at Price Waterhouse LLP in 1993.
In connection with his appointment as Executive Vice President and Chief Financial Officer, the Company and Mr. Unzicker entered into an employment agreement, dated as of September 9, 2019 (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Unzicker will receive an annual base salary of $450,000. Mr. Unzicker is also eligible to earn bonus compensation under the Company’s bonus plan with a target equal to 75% of his base salary and is entitled to participate in and receive all benefits under the Company’s employee benefit programs. The Employment Agreement provides that, in the event the Company terminates Mr. Unzicker’s employment without “cause” (as such term is defined in the Employment Agreement) or Mr. Unzicker terminates his employment for “good reason” (as such term is defined in the Employment Agreement), the Company will (i) continue to pay Mr. Unzicker his base salary for the 12-month period following the date of such termination, and (ii) pay Mr. Unzicker a single-sum amount equal to the premiums that he would have to pay (based upon the COBRA premiums being charged under the Company’s health plan as of the termination date) if he had elected to continue the health insurance coverage that he was receiving under the Company’s group health plan immediately prior to the date of termination for a period of 12 months after the date of termination. In addition, the Employment Agreement provides that, in the event the Company terminates Mr. Unzicker’s employment without “cause” (as such term is defined in the Employment Agreement) or Mr. Unzicker terminates his employment for “good reason” (as such term is defined in the Employment Agreement) during the two year period immediately following a “change in control” (as defined in the Company’s 2018 Incentive Compensation Plan), then in lieu of the payments described in the immediately preceding sentence, the Company will (i) continue to pay Mr. Unzicker his base salary for the 18-month period following the date of such termination, (ii) pay Mr. Unzicker a single-sum amount equal to one and one-half times Mr. Unzicker’s bonus for the year in which the termination of employment occurs, with such bonus amount being payable at the “target” bonus amount, and (iii) pay Mr. Unzicker a single-sum amount equal to the premiums that he would have to pay (based upon the COBRA premiums being charged under the Company’s health plan as of the termination date) if he had elected to continue the health insurance coverage that he was receiving under the Company’s group health plan immediately prior to the date of termination for a period of 18 months after the date of termination. Mr. Unzicker must execute a general release in order to receive any severance benefits. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Employment Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.
On September 9, 2019, the Company granted Mr. Unzicker (i) a seven-year non-qualified stock option to purchase 34,000 shares of the Company’s common stock with an exercise price equal to the fair market value on the grant date, subject to vesting over four years, with 25% vesting on each of September 30, 2020, September 30, 2021, September 30, 2022, and September 30, 2023, (ii) restricted stock units (“RSUs”) for 60,000 shares of the Company’s common stock, with each RSU equal in value to one share of common stock and 25% of the RSUs vesting on each of April 8, 2020, April 8, 2021, April 8, 2022, and April 8, 2023, and (iii) performance-based restricted stock units (“PRSUs”) for a target of 60,000 shares of the Company’s common stock, with each PRSU equal in value to one share of common stock, which may be earned based on the performance of the Company’s common stock price over the period beginning on April 8, 2019 and ending on May 15, 2023. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the form of Stock Option Agreement, the form of Restricted Stock Unit Agreement, and the form of Performance Restricted Stock Unit Agreement, and is subject to and qualified in its entirety by reference to the complete text of the form of Stock Option Agreement, the form of Restricted Stock Unit Agreement, and the form of Performance Restricted Stock Unit Agreement attached as Exhibit 10.54, Exhibit 10.55, and Exhibit 10.56, respectively, to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 6, 2019 and incorporated by reference into this Item 5.02.

There was no arrangement or understanding pursuant to which Mr. Unzicker was appointed as an executive officer of the Company, and there have been no related party transactions between Mr. Unzicker and the Company that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Unzicker is not related to any executive officer or director of the Company.
On September 9, 2019, the Company issued a press release announcing the appointment of Mr. Unzicker as its Executive Vice President and Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	Press Release dated September 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: September 9, 2019	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer (Principal Executive Officer)